EXHIBIT 10.3

EXECUTION VERSION

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED MASTER MOTOR VEHICLE OPERATING LEASE AGREEMENT
    This FIFTH AMENDMENT (this “Amendment”), dated as of July 28, 2022, amends the Second Amended and Restated Master Motor Vehicle Operating Lease Agreement, dated as of June 3, 2004 (as amended to date, the “AESOP I Operating Lease”), by and among AESOP LEASING L.P., a Delaware limited partnership, as lessor (the “Lessor”) and AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, LLC), a Delaware limited liability company (“ABCR”), as lessee (in such capacity, the “Lessee”) and as administrator (in such capacity, the “Administrator”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between Avis Budget Rental Car Funding (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC) (“ABRCF”), as Issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the “Trustee”), as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture, or (ii) the AESOP I Operating Lease, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 29 of the AESOP I Operating Lease, the AESOP I Operating Lease may be amended with an agreement in writing signed by the Lessor and the Lessee and consented to in writing by ABRCF, as lender (in such capacity, the “Lender”), and the Trustee;
WHEREAS, pursuant to Section 8.24 of the Base Indenture, ABRCF is prohibited, subject to certain exceptions, from giving any approval or consent or permission provided for in any Related Document;
WHEREAS, pursuant to Section 12.2 of the Base Indenture the provisions of the Base Indenture may be waived with the written consent of ABRCF, the Trustee, any applicable Enhancement Provider and the Requisite Investors;
WHEREAS, ABRCF has requested the Trustee, each applicable Enhancement Provider and the Requisite Investors to consent, and the Trustee, each applicable Enhancement Provider and the Requisite Investors have consented, to the amendment of certain provisions of the AESOP I Operating Lease as set forth herein;
WHEREAS, the parties desire to amend the AESOP I Operating Lease, subject to certain restrictions, to permit U.S. licensees of ARAC and BRAC to sublease vehicles from the Lessee as Permitted Sublessees; and
WHEREAS, the Lessor has requested the Trustee and the Lender to, and, upon this Amendment becoming effective, the Lessor, the Lender and the Trustee have agreed to, amend certain provisions of the AESOP I Operating Lease as set forth herein.
NOW, THEREFORE, it is agreed:
1.Section 2.6(a)(ii) of the AESOP I Operating Lease is hereby amended by deleting the text “thirty-six (36) months” and inserting the text “forty-eight (48) months” in lieu thereof.

2.Section 3.1(a) of the AESOP I Operating Lease is hereby amended by deleting the text “thirty-six (36) months” and inserting the text “forty-eight (48) months” in lieu thereof.
3.Section 3.1(b) of the AESOP I Operating Lease is hereby amended by deleting the text “thirty-six (36) months” and inserting the text “forty-eight (48) months” in lieu thereof.
4.This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the AESOP I Operating Lease.
5.This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Requisite Investors, the Trustee, the Lender and, for any applicable Series of Notes, each applicable Enhancement Provider, shall have consented hereto.
6.From and after the Amendment Effective Date, all references to the AESOP I Operating Lease shall be deemed to be references to the AESOP I Operating Lease as amended hereby.
7.This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
8.THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AESOP LEASING L.P., as Lessor
By:    AESOP LEASING CORP.,
its general partner
By:    /s/ David Calabria___________________
Name: David Calabria
Title: Senior Vice President and Treasurer
AVIS BUDGET CAR RENTAL, LLC, as Lessee and Administrator
By:    /s/ David Calabria___________________
Name: David Calabria
Title: Senior Vice President and Treasurer

Signature Page to Fifth Amendment to AESOP I Operating Lease

Acknowledged and Consented To:
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Lender

By:    /s/ David Calabria___________________
Name: David Calabria
Title: Senior Vice President and Treasurer
THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:    /s/ Vassilena Ouzounova______________
Name: Vassilena Ouzounova
Title: Vice President
Signature Page to Fifth Amendment to AESOP I Operating Lease